Report of
Independent
Registered Public
Accounting Firm

To the
Shareholders and
Board of Trustees
of
Money Market
Obligations Trust:

In planning and
performing our
audits of the
financial
statements of
Federated
Automated
Government
Money Trust,
Federated Trust
for U.S. Treasury
Obligations,
Federated Liberty
U.S. Government
Money Market
Trust, Federated
Money Market
Management,
Federated
Automated Cash
Management
Trust, Federated
Master Trust,
Federated Capital
Reserves Fund,
Federated
Government
Reserves Fund
and Federated
Municipal Trust
(collectively, the
?Funds?) (nine of
the portfolios
constituting
Money Market
Obligations Trust)
as of and for the
year ended July
31, 2011, in
accordance with
the standards of
the Public
Company
Accounting
Oversight Board
(United States),
we considered the
Funds? internal
control over
financial
reporting,
including controls
over safeguarding
securities, as a
basis for
designing our
auditing
procedures for the
purpose of
expressing our
opinion on the
financial
statements and to
comply with the
requirements of
Form N-SAR, but
not for the
purpose of
expressing an
opinion on the
effectiveness of
the Funds?
internal control
over financial
reporting.
Accordingly, we
express no such
opinion.
The management
of the Funds is
responsible for
establishing and
maintaining
effective internal
control over
financial
reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess
the expected
benefits and
related costs of
controls. A
company?s
internal control
over financial
reporting is a
process designed
to provide
reasonable
assurance
regarding the
reliability of
financial reporting
and the
preparation of
financial
statements for
external purposes
in accordance
with generally
accepted
accounting
principles. A
company?s
internal control
over financial
reporting includes
those policies and
procedures that
(1) pertain to the
maintenance of
records that, in
reasonable detail,
accurately and
fairly reflect the
transactions and
dispositions of the
assets of the
company; (2)
provide
reasonable
assurance that
transactions are
recorded as
necessary to
permit preparation
of financial
statements in
accordance with
generally accepted
accounting
principles, and
that receipts and
expenditures of
the company are
being made only
in accordance
with
authorizations of
management and
directors of the
company; and (3)
provide
reasonable
assurance
regarding
prevention or
timely detection
of unauthorized
acquisition, use or
disposition of a
company?s assets
that could have a
material effect on
the financial
statements.
Because of its
inherent
limitations,
internal control
over financial
reporting may not
prevent or detect
misstatements.
Also, projections
of any evaluation
of effectiveness to
future periods are
subject to the risk
that controls may
become
inadequate
because of
changes in
conditions, or that
the degree of
compliance with
the policies or
procedures may
deteriorate.


A deficiency in
internal control
over financial
reporting exists
when the design
or operation of a
control does not
allow
management or
employees, in the
normal course of
performing their
assigned
functions, to
prevent or detect
misstatements on
a timely basis. A
material weakness
is a deficiency, or
a combination of
deficiencies, in
internal control
over financial
reporting, such
that there is a
reasonable
possibility that a
material
misstatement of
the company?s
annual or interim
financial
statements will
not be prevented
or detected on a
timely basis.
Our consideration
of the Funds?
internal control
over financial
reporting was for
the limited
purpose described
in the first
paragraph and
would not
necessarily
disclose all
deficiencies in
internal control
that might be
material
weaknesses under
standards
established by the
Public Company
Accounting
Oversight Board
(United States).
However, we
noted no
deficiencies in the
Funds? internal
control over
financial reporting
and its operation,
including controls
over safeguarding
securities, that we
consider to be a
material weakness
as defined above
as of July 31,
2011.

This report is
intended solely for
the information
and use of
management and
the Board of
Trustees of the
Funds and the
Securities and
Exchange
Commission and
is not intended to
be and should not
be used by anyone
other than these
specified parties.






	Ernst &
Young LLP





September 23,
2011